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                                                                    EXHIBIT 23.2



                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-79559) of our report dated June 28, 2000 relating to the financial statements of Borders Group, Inc. Savings Plan, which appears in this Form 11-K.

/s/ PricewaterhouseCoopers LLP

Bloomfield Hills, Michigan
June 21, 2001